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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 30, 2000, included in American Aircarriers Support Incorporated's Form 10-KSB for the year ended December 31, 1999, and to all references to our firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP

Charlotte, North Carolina
June 30, 2000.